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                                                                    EXHIBIT 10.3



                  AMENDMENT NUMBER TWO TO THE RIGHTS AGREEMENT

         Amendment Number Two, dated as of March 4, 1999 ("Amendment Number Two"), by and between American Bankers Insurance Group, Inc., a Florida corporation (the "Company") and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), to the Rights Agreement, dated as of February 19, 1998, as amended by Amendment Number One thereto (the "Rights Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Rights Agreement.


                                    RECITALS

         WHEREAS, the Company and the Rights Agent entered into and executed the Rights Agreement; and


         WHEREAS, the Company and the Rights Agent have agreed to and hereby desire to supplement and amend the Rights Agreement in the manner set forth herein; and


         WHEREAS, except as otherwise stated herein, the Rights Agreement remains in full force and effect;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, the Company and the Rights Agent hereby agree to amend and supplement the Rights Agreement as follows:

         SECTION 1, CERTAIN DEFINITIONS, IS HEREBY AMENDED BY DELETING THE CURRENT DEFINITION OF "ACQUIRING PERSON" IN ITS ENTIRETY AND REPLACING SUCH DEFINITION WITH THE FOLLOWING DEFINITION:

                  (a) "Acquiring Person" shall mean any person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the






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         Company for or pursuant to the terms of any such plan. Notwithstanding anything to the contrary contained herein, Fortis, Inc., a Nevada Corporation ("Fortis"), Greenland Acquisition Corp., a Florida corporation and wholly-owned subsidiary of Fortis ("Greenland"), or any of their Affiliates may not be deemed to be an Acquiring Person for any purpose of this Agreement solely by reason of the execution, delivery or consummation of, or the consummation of the transactions contemplated by, the Agreement and Plan of Merger, dated as of March 5, 1999, by and among Fortis, Greenland and the Company (the "Fortis Merger Agreement"), the Stock Option Agreement dated as of March 5, 1999, between the Company and Fortis (the "Stock Option Agreement") and the Voting Agreement dated as of March 5, 1999, among Fortis and certain stockholders of the Company (the "Voting Agreement," and together with the Fortis Merger Agreement and the Stock Option Agreement, the "Fortis Agreements"), including without limitation the Tender Offer (as defined in the Fortis Merger Agreement) and the granting of an irrevocable proxy pursuant to the Stock Option Agreement; PROVIDED, HOWEVER, that Fortis, Greenland or any of their Affiliates shall be deemed to be an Acquiring Person if any of them acquire Beneficial Ownership of any shares of Common Stock other than pursuant to the Fortis Agreements and the transactions contemplated thereby.

         SECTION 1 OF THE RIGHTS AGREEMENT IS HEREBY FURTHER AMENDED BY ADDING THE FOLLOWING SECTION TO THE END OF SUBSECTION (c), THE DEFINITION OF "BENEFICIAL OWNER:"

                  (v) notwithstanding anything herein to the contrary, Fortis, Greenland or any of their Affiliates shall not be deemed to be a Beneficial Owner for any purpose of this Agreement of any shares of Common Stock acquired or to be acquired pursuant to the execution, delivery or consummation of the Fortis Agreements or the consummation of the transactions contemplated thereby, including without limitation the Tender Offer and the granting of an




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         irrevocable proxy pursuant to the Stock Option Agreement, but shall be deemed to be the Beneficial Owner of any shares of Common Stock acquired other than pursuant to the Fortis Agreements and the transactions contemplated thereby.

         SECTION 3(a) OF THE RIGHTS AGREEMENT IS AMENDED TO READ, IN ITS ENTIRETY, AS FOLLOWS:

                  (a) Until the Close of Business on the day (or such later date as may be determined by action of the Board of Directors, upon approval by a majority of the Continuing Directors) which is the earlier of (i) the tenth (10th) day after the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange
         Act) by the Company or an Acquiring Person that an Acquiring Person has become such (or, if the tenth (10th) day after such date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the tenth (10th) Business Day after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the


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         Company). As soon as practicable after the Distribution Date, the
         Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to
         Section 11(p) hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates. Notwithstanding anything herein to the contrary, the date of execution, delivery or consummation of the Fortis Agreements shall not be deemed to be a Distribution Date for any purpose of this Agreement solely by reason of such execution, delivery or consummation; PROVIDED, HOWEVER, that any other acquisition of Beneficial Ownership of Common Stock by Fortis, Greenland or any of their Affiliates other than pursuant to the Fortis Agreements shall give rise to a Distribution Date.

         This Amendment Number Two may be executed in any number of counterparts with the same effect as if the signatures thereunto and hereto were upon the same instrument.







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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Number Two to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.




ATTEST:                                     AMERICAN BANKERS INSURANCE
                                              GROUP, INC.


By: /s/ Arthur W. Heggen                    By: /s/ Gerald N. Gaston
    ---------------------------------           -------------------------------
      Name:  Arthur W. Heggen                   Name:  Gerald N. Gaston
      Title: Executive Vice President           Title: Chief Executive Officer
               and Secretary                            and President



ATTEST:                                     CHASEMELLON SHAREHOLDER
                                              SERVICES, L.L.C.


By: /s/ Robert Kavanagh                     By: /s/ Donald P. Messmer
    ---------------------------------           -------------------------------
    Name:  Robert Kavanagh                      Name:  Donald P. Messmer, AVP
    Title: Vice President                       Title: Relationship Manager



























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